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Lindner Board Appoints
Co-Managers for Funds
 Spring 2000

As a further step in the continuing process of strengthening the management and performance of the Lindner Family of Mutual Funds, the Board of Directors of Lindner Asset Management, Inc., adviser to the Funds, has appointed four individual portfolio managers for the Lindner Funds. The "individual co-manager" framework for each Fund replaces the previous Investment Committee-style of fund management.

"A little over a year ago, we began a difficult, but necessary revitalization of the Lindner Fund Family," says Lindner Asset Management Chairman Doug Valassis. "We restructured our management team and updated the Lindner value model, enhancing our investment selection process. We significantly strengthened our approach to risk management."

Lindner Asset Management, Vice Chairman, Mark Finn notes, "We instituted the Investment Committee format last April with the intention of using that approach as a bridge to the future and the eventual evolvement of the individual co-manager set-up within the year. The appointment of these four skilled portfolio co-managers begins Lindner's next phase of development and is a step in maintaining continued improving performance numbers over the long term."

Assuming specific portfolio management responsibilities, the following investment professionals were appointed as co-managers for the various Lindner Funds:

(link)Lindner Asset Allocation Fund
Mark T. Finn and Jeffrey D. Fotta, CFA, co-managers of the equity portion.
Gerald H. Barnes, CFA, manager of the fixed-income portion.

(link)Lindner Utility Fund
Gerald H. Barnes, Mark T. Finn and Thomas F. Lynch, co-managers

(link)Lindner Large-Cap Fund
Mark T. Finn and Jeffrey D. Fotta, co-managers.

(link)Lindner Small-Cap Fund
Mark T. Finn and Jonathan F. Finn, CFA, co-managers.

(link)Lindner Opportunities Fund
Mark T. Finn and Jonathan F. Finn, co-managers.

(link)Lindner Market Neutral Fund
Jeffrey D. Fotta and Thomas F. Lynch, co-managers.

Mark Finn, Vice chairman and Chief Operating Officer, Lindner Asset Management, will add the role of Chief Investment Officer to his responsibilities, and continues in a supervisory role over all the newly appointed co-managers.

(link)Gerald H. Barnes
Jerry Barnes, CFA, is co-manager of the Lindner Utility Fund and manager of the fixed-income portion of the Asset Allocation Fund. He holds an MBA from Old Dominion University. During his 30-year career as an investment professional, Barnes has worked in banking, investment research and portfolio management, most recently serving as President of Vantage Consulting Group, an investment management firm.

(link)Jonathan F. Finn
Jonathan Finn, CFA, is co-manager of Lindner's Small-Cap Fund and the Opportunities Fund. A graduate of the University of Virginia, Finn has held managerial positions in information technology and quantitative research. Most recently, Finn has been co-portfolio manager of Vantage Consulting Group's Hedge Fund. He is the son of Lindner Vice Chairman Mark Finn.

(link)Mark T. Finn
Mark Finn joined Lindner Asset Management, Inc., in March 1999 as Vice Chairman and Chief Operating Officer. He also served on the Investment Committee and was responsible for managing the investment process for all funds. Now, he will assume the additional title of Chief Investment Officer and will be co-manager of the following Lindner funds: the Asset Allocation Fund, the Utility Fund, the Large-Cap Fund, the Small-Cap Fund, and the Opportunities Fund. He has supervisory responsibility over the entire Lindner portfolio management team.

(link)Jeffrey D. Fotta
Jeff Fotta, CFA, is Vice President and Director of Research for the Lindner Funds and is co-manager of Lindner's Large-Cap Fund and the Market Neutral Fund. He also serves as co-manager of the equity portion of the Lindner Asset Allocation Fund. A graduate of Boston College, from which he received an MBA, Fotta has 15 years' experience in investment research, analysis and management.

(link)Thomas F. Lynch
Tom Lynch is co-manager of the Lindner Utility Fund and the Market Neutral Fund. He has been head of equity research for Lindner Asset Management, Inc., since March, 1999, and has more than 20 years of experience in macro- and micro-economic modeling and computer programming, with expertise in the selection and optimization of equity positions for market neutral and long-only strategies. He is a graduate of Boston College.

This article first published in the
Lindner Shareowner (link)Newsletter, Spring 2000.

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